SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 26, 1997


                          Federal Agricultural Mortgage Corporation
                   (Exact Name of Registrant as Specified in its Charter)

 Federally chartered instrumentality
         of the United States                 0-17440        52-1578738

State or Other Jurisdiction of Incorporation  (Commission    (IRS Employer
                                              File Number)  Identification No.)



    919 18th Street, N.W., Suite 200, Washington, D.C.           20006

           (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:            (202) 872-7700
--------------------------------------------------------------------------------

                                          N/A
        (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events

      On November 26, 1997, the Federal Agricultural Mortgage Corporation completed the sale of 400,000 shares of its Class C Non-Voting Common Stock, par value $1.00 per share, in an underwritten public offering. A copy of the final Offering Circular used in connection with the offer and sale of those securities is attached.

Item 7.           Financial Statements and Exhibits

      Exhibit 99(1) - Offering Circular, dated November 21, 1997.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                                     (Registrant)


                                    By:   /s/ Michael T. Bennett
                                          Michael T. Bennett
                                          Vice President


Date: November 26, 1997





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                                  Exhibit Index



Exhibit 99(1)